UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Check the appropriate box:

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Sino-Global Shipping America, Ltd.
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

[   ], 2021, at 10:00 a.m., Eastern Time

To the stockholders of Sino-Global Shipping America, Ltd.:

The Annual Meeting of Stockholders of Sino-Global Shipping America, Ltd. (the “Company” or “Sino-Global”) for the fiscal year ended June 30, 2020 will be held on [  ], 2021, at 10:00 a.m., Eastern Time, at 1044 Northern Boulevard, Suite 305, Roslyn, New York. The meeting will be held as a hybrid virtual and physical meeting. Shareholders unable to attend in person may attend by visiting www.sino-global.com/2020annualmeeting, which will redirect to the meeting website. Due to the global impact of the coronavirus outbreak, we encourage shareholders to attend the meeting virtually where possible.

The accompanying Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully, provides important information regarding the business to be conducted at the annual meeting.

You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope or vote by telephone or Internet, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person even if you have previously submitted a proxy card. Regardless of the number of shares you own or whether you plan to attend the annual meeting, it is important that your shares be represented and voted. If you hold your shares in “street name” (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction form that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope or review the instructions in the materials forwarded by your broker, bank or other nominee regarding the option to vote on the Internet or by telephone. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another shareholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in “street name” and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership.

On behalf of the Board of Directors, I thank you for your support and continued interest in Sino-Global.

Sincerely,

/s/ Lei Cao

Lei Cao

Chairman of the Board of Directors of
Sino-Global Shipping America, Ltd.

This Notice and the Proxy Statement are first being mailed to stockholders on or about [  ], 2021.

SINO-GLOBAL SHIPPING AMERICA, LTD.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [   ], 2021

Date and Time	[ ], 2021, at 10:00 a.m., Eastern Time
Place	1044 Northern Boulevard, Suite 305, Roslyn, New York.
Items of Business

(1) To elect each of the two Class II nominees named in the attached proxy statement to serve on the Board of Directors until the annual meeting of stockholders for the fiscal year ending June 30, 2023 or until his successor is duly elected and qualified;

(2) To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2021;
(3) To approve the implementation of a new stock incentive plan with 10 million shares of common stock (the “2021 Incentive Plan”);
(4) To approve the conversion of 860,000 shares of Series A Preferred Stock into 860,000 shares of Common Stock;

(5) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(6) To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation;
(7) To transact any other business properly coming before the meeting.
Record Date	You can vote if, at the close of business on January 13, 2021 (the “Record Date”), you were a holder of record of our common stock.
Proxy Voting	All stockholders are cordially invited to attend the Annual Meeting in person or by phone. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed proxy card or by telephone or Internet, or if you hold your shares in street name using the voting instruction form provided by your broker, bank or nominee, or by accessing the website or toll-free number indicated on the voting instructions accompanying your proxy card to vote via the Internet or phone.

The Board of Directors unanimously recommends that you vote to:

●	elect each of the two Class II nominees named in the attached proxy statement;

●	ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2021;

●	approve the 2021 Incentive Plan;

●	approve the conversion of 860,000 shares of Series A Preferred Stock into 860,000 shares of Common Stock;

●	approve the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

●	approve an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.

By Order of the Board of Directors,

/s/ Lei Cao

Lei Cao

Chairman of the Board of Directors of
Sino-Global Shipping America, Ltd.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words “anticipate,” “estimate,” “project,” “intend,” “expect,” “plan,” “believe,” “should,” “likely” and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

These forward-looking statements, including statements relating to our future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting our best judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2020 filed with the SEC on October 13, 2020 and our subsequently filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption “Risk Factors” in such filings.

As used in this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “Sino-Global” refer to Sino-Global Shipping America Ltd. and our subsidiaries and affiliates, unless the context indicates otherwise.

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING OF STOCKHOLDERS

FOR THE FISCAL YEAR ENDED JUNE 30, 2020

Why am I receiving these materials?

The Board of Directors of Sino-Global Shipping America Ltd., or our Board of Directors, is providing these proxy materials to you in connection with our annual meeting of common stockholders for the year ended June 30, 2020, which will take place on [   ], 2021. Our common stockholders are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in the attached proxy statement.

What information is contained in the attached proxy statement?

The information included in the attached proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, information including compensation concerning directors and our most highly paid executive officers, and certain other required information.

What am I voting on at the annual meeting?

You will be voting on the following proposals:

(1) To elect each of the two Class II nominees named in the attached proxy statement to serve on the Board of Directors until the annual meeting of stockholders for the fiscal year ending June 30, 2023 when his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity;

(2) To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

(3) To approve the 2021 Inventive Plan;

(4) To approve the conversion of 860,000 shares of Series A Preferred Stock into 860,000 shares of Common Stock;

(5) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached proxy statement;

(6) To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation; and

(7) To transact any other business properly coming before the meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote your shares of common stock:

(1) “FOR” each of the Class II nominees named in the attached proxy statement to serve on the Board of Directors;

(2) “FOR” the ratification of the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

(3) “FOR” the implementation of the 2021 Inventive Plan;

(4) “FOR” the conversion of 860,000 shares of Series A Preferred Stock into 860,000 shares of Common Stock;

(5) “FOR” an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached proxy statement; and

(6) “EVERY ONE YEAR” for the advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.

What shares can I vote?

You may vote shares of our common stock and Series A Preferred Stock owned by you as of the close of business on January 13, 2021 (the “Record Date”). Each share of common stock and Series A Preferred Stock is entitled to one vote. As of January 13, 2021, we had 5,998,788 shares of common stock and 860,000 shares of Series A Preferred Stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2) By telephone, using any touch-tone telephone to transmit your voting instructions by calling the number specified on your proxy card; or

(3) By mail, by completing, signing and returning your proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the annual meeting?

If you are a registered shareholder, you may vote your shares owned by you as of January 13, 2021, at the annual meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 1:00 a.m., New York time, on [ ], 2021, (3) voting again via the telephone prior to 1:00 a.m., New York time, on [ ], 2021, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of all proposals and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021, is considered a routine matter for which brokerage firms may vote without specific instructions. The other matters are not considered routine matters for which brokerage firms may not vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of our common stock as of January 13, 2021. The meeting will be held as a hybrid virtual and physical meeting. Shareholders unable to attend in person may attend by visiting www.sino-global.com/2020annualmeeting, which will redirect to the meeting website. Due to the global impact of the coronavirus outbreak, we encourage shareholders to attend the meeting virtually where possible.

May stockholders ask questions at the annual meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the annual meeting?

In order for us to conduct our annual meeting, at least one-third (1/3) of our issued and outstanding shares of common stock as of January 13, 2021, must be present in person or by proxy at the annual meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.

Where can I find a copy of the proxy materials?

A copy of the proxy materials is available online at www.proxyvote.com.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The nominees receiving the highest number of ”For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted ”For” the nominees for directors unless a properly executed proxy card is marked “Withhold” as to a particular nominee for director.

Proposal 2. The ratification of the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021, requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 3. The approval of the implementation the 2021 Inventive Plan, requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 4. The approval of the conversion of the preferred shares, requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 5. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

Proposal 6. The advisory vote to approve the frequency of advisory votes on named executive officer compensation is advisory in nature and not binding on our Company. The Board will consider the recommendation by stockholders to hold such votes every one, two or three years in determining how frequently we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration.

Sino-Global Shipping America, Ltd.

PROXY STATEMENT

FISCAL YEAR 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [   ], 2021

PROPOSAL ONE

ELECTION OF TWO (2) CLASS II DIRECTORS AND DIRECTOR BIOGRAPHIES
(ITEM 1 ON THE PROXY CARD)

A brief biography of each director in each class follows. You are asked to vote for the Class II nominees to serve as Class II members of the Board of Directors. The Class II nominees for our Board of Directors have consented to serve if elected, whose term will be from the date of election until the annual meeting of stockholders for the fiscal year of 2023. The term of the Class I members of the Board of Directors continues until the annual meeting of stockholders for fiscal year 2022, and the term of the Class III member of the Board of Directors continues until the annual meeting of stockholders for fiscal year 2022.

Nominees for election as Class II members of the Board of Directors to serve a three year term until the annual meeting of stockholders for fiscal year 2023:

Lei Cao Chief Executive Officer and Director Age — 56 Director since 2001	Mr. Cao is our Chief Executive Officer and a director. Mr. Cao founded our company in 2001 and has been the Chief Executive Officer since its formation. Prior to founding our company, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Tieliang Liu Independent Director Age — 60 Director since 2013	Dr. Liu currently serves as the vice president in charge of accounting and finance to China Sun-Trust Group Ltd. and has held this position since 2001. Dr. Liu was a financial controller for Huaxing Group Ltd from 1998 to 2001. From 1996 through 1998, he was the chief accountant of China Enterprise Consulting Co., Ltd. Before working in industry, Dr. Liu taught accounting and finance in a university for more than ten years and has published dozens of books and articles. Dr. Liu is a CPA in China. He received a PhD, master and bachelor degrees from Tianjin University of Finance and Economics. Dr. Liu has been chosen to serve as a director because of his accounting and business knowledge and experience in working with small and medium-sized companies.

The Class III member of the Board of Directors whose term continues to the annual meeting of stockholders for the fiscal year of 2022:

Jing Wang Independent Director Age — 72 Director since 2007	Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751), and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. The Board believes that Mr. Wang’s economics background and experience working with public companies qualify him to serve a director of the Company.

Class I members of the Board of Directors whose terms continue to the annual meeting of stockholders for the fiscal year of 2022:

Xiaohuan Huang Independent Director Age — 37 Director since 2020	Ms. Xiaohuan Huang is presently Vice President of SOS Information Technology New York, Inc. Prior to that, Ms. Huang had been Vice President for China Commercial Credit, Inc. from November 2016 to July 2020, President of Shenzhen Yi Le Gou Mobile Internet Co., Ltd since February 2014 and a Consultant till present, Vice President of Shenzhen Hang Lu Technology Co., Ltd from March 2009 to February 2014 and Channel Manager from August 2007 to March 2009. Ms. Huang holds a Bachelor’s degree in Business Management from Hunan Normal University. Ms. Huang was chosen as a director because of her management skills with companies.

Zhikang Huang Chief Operating Officer and Director Age — 43 Director since 2015	Mr. Huang has been our Chief Operating Officer since 2010. Prior to 2010, he served as Director of Sino-Global Shipping Australia, for which he was responsible for regional operations, marketing and regulation oversight. From 2006 through 2010, Mr. Huang served as our company’s Vice President, with duties focused on company operation and strategy, international shipping and marketing. From 2004 through 2006, Mr. Huang served as our company’s Operations Manager, and from 2002 through 2004, he served as an operator with our company. Mr. Huang obtained his degree in English from Guangxi University in 1999. Mr. Huang’s long-time experience with our company qualifies him to serve a director of the Company.

CERTAIN OTHER BOARD INFORMATION

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure

Mr. Lei Cao currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its stockholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers, vendors and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company; as such, we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

For additional information regarding, among other related items, our Board of Directors, Corporate Governance, the Compensation Committee, the Audit Committee and the Corporate Governance Committee and compensation of our named executive officers please see the section titled “BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE CLASS II NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF AUDIT ALLIANCE LLP
(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021. The Audit Committee of the Board of Directors has appointed Audit Alliance LLP to serve as the Company’s fiscal year 2021 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to stockholders, the Board of Directors considers it desirable primarily as a matter of good corporate governance that the appointment of Audit Alliance LLP be ratified by stockholders.

What services does Audit Alliance LLP provide?

Audit Alliance LLP was appointed as the Company’s auditor on October 28, 2020. We expect audit services provided by Audit Alliance LLP for fiscal year 2021 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Audit Alliance LLP be present at the meeting?

Due to the time difference, no representatives of Audit Alliance LLP is expected to be present at the meeting.

What if this proposal is not approved?

If the stockholders do not ratify the appointment, our Audit Committee will reconsider whether or not to retain Audit Alliance LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interest of our stockholders.

What vote is required to ratify this proposal?

This Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting with quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF AUDIT ALLIANCE LLP AS THE COMPANY’S FISCAL YEAR 2021 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL OF THE 2021 INCENTIVE PLAN

(ITEM 3 ON THE PROXY CARD)

What am I voting on?

The Board of Directors adopted the Sino-Global Shipping America, Ltd. 2021 Stock Incentive Plan (the “2021 Plan”) on December 29, 2020, subject to approval by the stockholders of the Company. The Board of Directors believes that the 2021 Plan will advance the long-term success of the Company by incentivizing those key employees, officers, advisors and members of the Board who are not employees for adding value to the organization.

How is the 2021 Plan administered?

The 2021 Plan is administered by the Compensation Committee of the Board of Directors. The 2021 Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2021 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors, executive officers or 5% stockholders of the Company.

What kind of awards may be granted?

Awards under the 2021 Plan may be in the form of incentive stock options, nonqualified incentive stock options or Common stock awards. All of the securities issuable under the 2021 Plan relate ultimately to the Company’s Common stock and not to its Preferred Stock.

Who is eligible to receive awards?

Any employee of, non-employee director of, or consultant to the Company or its affiliates or subsidiaries, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company may all be selected by the Compensation Committee to receive awards under the 2021 Plan. The benefits or amounts that may be received by or allocated to participants under the 2021 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

How many shares are available for issuance under the 2021 Plan?

The maximum number of shares as to which awards may be granted under the 2021 Plan shall not exceed ten million shares of common stock of the Company.

Upon what terms may options be awarded?

Options may be either incentive stock options or nonqualified stock options, provided that only employees may be granted incentive stock options. All options must be evidenced by an award agreement approved by the Compensation Committee. The Compensation Committee shall determine the number of shares subject to the option, the per share exercise price under the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to certain restrictions enumerated in the 2021 Plan, attached as Exhibit A hereto.

Upon what terms may shares be awarded?

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of common stock in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to an award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award; (b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

Are awards made under the 2021 Plan transferable?

Except as provided below, no award under the 2021 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

When does the 2021 Plan terminate?

The Compensation Committee may terminate the 2021 Plan at any time. If not sooner terminated by the Board of Directors, the 2021 Plan will terminate on the tenth anniversary of its effective date.

How can the 2021 Plan be amended?

The 2021 Plan may be amended by the Board of Directors, but without further approval by the stockholders of the Company, the Board shall not amend the 2021 Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the tax consequences of the 2021 Plan?

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2021 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of plan stock grants generally will be subject to tax at ordinary income rates on the fair market value of the plan stock grant (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the plan stock grant will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the plan stock grant (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to plan stock grants that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Where can I get a copy of the 2021 Plan?

This summary is not a complete description of all provisions of the 2021 Plan. A copy of the 2021 Plan is attached hereto as Exhibit A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2021 PLAN.

PROPOSAL FOUR

APPROVAL OF THE CONVERSION OF 860,000 SHARES OF SERIES A PREFERRED STOCK INTO 860,000 SHARES OF COMMON STOCK
(ITEM 4 ON THE PROXY CARD)

Overview

On November 2 and November 3, 2020, Sino-Global Shipping America, Ltd. (the “Company”) entered into securities purchase agreements (the “SPA”) with certain “non-U.S. Persons” (the “Purchasers”) as defined in Regulation S of the Securities Act of 1933, as amended, pursuant to which the Company agreed to sell an aggregate of 860,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), each convertible into one share of common stock, no par value, of Company (“Common Stock”), upon the terms and subject to the limitations and considerations set forth in the Certificate of Designation of the Series A Preferred Stock, and warrants (the “Warrants”) to purchase up to 1,032,000 shares of Common Stock (the “Offering”). The purchase price for each share of Series A Preferred Stock and accompanying Warrants was $1.66. The net proceeds to the Company from this Offering were approximately $1.43 million, not including any proceeds that may be received upon cash exercise of the Warrants.

Purchase Agreement

Under the Purchase Agreement, the Series A Preferred Stock ranks (i) senior to the Common Stock and any other class of securities which is specifically designated as junior to the Series A Preferred Stock; (ii) senior to or pari passu with any other class or series of preferred stock of the Company hereafter created specifically ranking, by its terms, on parity with the Series A Preferred Stock; and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

Each Series A Preferred Stock is convertible into one share of common stock, no par value, of common stock, upon the terms and subject to the limitations and considerations set forth in the Certificate of Designation of the Series A Preferred Stock.

Holders of shares of Series A Preferred Stock may at their option convert all or any portion of their shares of Series A Preferred Stock into shares of common stock of the Company at any time or from time to time. The Series A Preferred Stock shall automatically, and without any further action on the part of the Company or the holder, be converted into Common Stock immediately following the occurrence of either (i) the stockholders’ equity of the Company exceeds $2,500,000 as evidenced by the Company’s public filings with the Securities and Exchange Commission and would continue to exceed $2,500,000 after giving pro forma effect to such conversion; or (ii) the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, provided in such case that either (a) stockholders’ equity would exceed $2,500,000 after giving pro forma effect to such conversion or (b) the Company consents to such conversion.

Notwithstanding the foregoing, the Company has determined to seek stockholders’ approval of the conversion prior to permitting any such conversions into common stock to occur. The Board believes that seeking such approval will ensure that the issuance of common stock is not aggregated with a private placement completed on September 23, 2020 in which the Company issued an aggregate of 720,000 shares of common stock and warrants to purchase 720,000 shares of common stock at a per share purchase price of $1.46. Although the investors in both transactions were completely different, the Company is seeking stockholders approval prior to permitting conversion, to comply with Nasdaq Marketplace Rule 4350(i)(1)(D).

Reasons for Shareholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as a result, we are subject to the rules of The Nasdaq Stock Market. Under Nasdaq Marketplace Rule 4350(i)(1)(D), shareholder approval must be sought in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the lower of (a) the closing price of our common stock immediately preceding signing of the binding agreement or (b) the average closing price of our common stock during the five trading days preceding signing of the binding agreement (the “Minimum Price”). While we do not believe that the issuance of common stock upon conversion of the Series A Preferred should be aggregated with our private placement completed September 23, 2020, such aggregation would result in the potential issuance of more than 20% of our common stock at less than the Minimum Price.

If stockholders approve this matter, then the holders of Series A Preferred Stock will be able to convert their preferred stock into common stock pursuant to the terms of the SPA.

If stockholders do not approve this matter, we will continue to discuss the matter with the Nasdaq. If Nasdaq agrees that integration is inappropriate, the preferred stockholders will be able to convert their preferred stock into common stock. If, however Nasdaq does not agree with our position, then the preferred stockholders would be limited in the number of shares they can convert into common stock, such that the total remains below 20%.

Votes Required for Approval of Proposal Four

The affirmative vote of a majority of the votes cast by all the shareholders entitled to vote for this proposal is required to approve the conversion of 860,000 shares of Series A Preferred Stock into 860,000 shares of common stock.

Exhibits Relating to Proposal Four

All descriptions of the Series A Preferred Stock are qualified in their entirety by reference to the forms of Securities Purchase Agreement and Certificate of Designation of Series A Convertible Preferred Stock, filed on our Current Report on Form 8-K with SEC on November 4, 2020.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” TO APPROVE THE CONVERSION OF 860,000 SHARES OF SERIES A PREFERRED STOCK INTO 860,000 SHARES OF COMMON STOCK.

PROPOSAL FIVE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(ITEM 5 ON THE PROXY CARD)

What am I voting on?

We are asking our stockholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2020 as disclosed in the Proxy Statement pursuant to the requirements of Item 402 of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Exchange Act.

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon the Company, the Board or the Compensation Committee and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will stockholders vote on named executive officer compensation?

Our current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of stockholders. It is expected that the next such vote will occur at the fiscal year 2021 Annual Meeting of Stockholders.

What vote is required to approve this proposal?

Approval of this Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are stockholders being asked to approve?

The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the stockholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?

Pursuant to Section 14A of the Exchange Act, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL SIX

ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES
ON EXECUTIVE COMPENSATION
(ITEM 5 ON THE PROXY CARD)

What am I voting on?

In addition to asking for advisory approval of the compensation of the Company’s named executive officers, we are asking our stockholders, under an SEC rule, to approve, on an advisory basis, the frequency of advisory votes on executive compensation. By voting on this resolution, stockholders may express their preference for an advisory vote on executive compensation every 1, 2 or 3 years.

The Board and the Compensation Committee have carefully considered the options and concluded that the Company would benefit from the additional shareholder input provided through annual votes on executive compensation; and they are therefore recommending that stockholders vote “one year” in advising on the frequency of votes on executive compensation

What voting options do you have?

Stockholders may vote “every one year”, “every two years” or “every three years” on this Proposal Five. A vote of “every one year” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every year. A vote of “every two years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every two years. A vote of “every three years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Four every three years.

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding the frequency of shareholder votes on named executive officer compensation.

What vote is required to approve this proposal?

Approval of this Proposal Five requires the affirmative vote of (i) a plurality of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a plurality of the shares required to constitute the quorum.

What if this proposal is not approved?

Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future decisions about the frequency of votes on named executive officer compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “EVERY ONE YEAR” IN ADVISING ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

Non-employee directors are entitled to receive $5,000 per quarter. From time to time we may issue securities to our directors as well in compensation for services, but the amount and frequency of such grants is not set. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its stockholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of stockholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible stockholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance Committee independent?

Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance Committee identify and evaluate nominees for director?

The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible stockholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the Corporate Governance Committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by stockholders?

The Corporate Governance Committee will consider all candidates recommended by eligible stockholders. An eligible shareholder is a shareholder (or group of stockholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd, 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514:

●	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

●	documentation establishing that the shareholder making the recommendation is an eligible shareholder;

●	the written consent of the candidate to serve as a director of the Company, if elected;

●	a description of all arrangements between the stockholders and such nominee pursuant to which the nomination is to be made; and

●	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.

If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:

●	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

●	A director must be prepared to represent the best interests of all Company stockholders, and not just one particular constituency;

●	A director must have a record of professional accomplishment in his or her chosen field; and

●	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance Committee consider?

The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may stockholders communicate with the members of the Board of Directors?

Stockholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Zhikang Huang, Chief Operating Officer
Sino-Global Shipping America, Ltd
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

Does the Company have a Code of Conduct?

The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s website at www.sino-global.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its website.

What are the committees of the Board?

During fiscal year 2020, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the fiscal year ended June 30, 2020, are shown below.

How often did the Board and the Committees meet in fiscal year 2020?

The Board of Directors met a total of 11 times, at regular meetings, during fiscal year 2020, and took corporate actions in unanimous written consent for 11 times. The Compensation Committee met 3 time and took actions in unanimous written consents for 3 time, the Corporate Governance Committee met 3 times, and the Audit Committee met 4 times during fiscal year 2020. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he was a member during fiscal year 2020. The Board invites, but does not require, directors to attend the annual meeting of stockholders.

Compensation Committee

The members of the Compensation Committee as of June 30, 2020, were:

Junfeng Xu
Tieliang Liu
Jing Wang, Chairman

The Compensation Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Compensation Committee’s principal responsibilities include:

Making recommendations to the Board of Directors concerning executive management organization matters generally;

In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee as of June 30, 2020, were:

Junfeng Xu

Tieliang Liu, Chairman
Jing Wang

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. Liu qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

Review accounting and financial human resources and succession planning within the Company;

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Committee

The members of the Corporate Governance Committee as of June 30, 2020 are:

Junfeng Xu, Chairman

Tieliang Liu

Jing Wang

All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of stockholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by stockholders of the Company;

Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which stockholders may communicate with the Board as a whole, a Board committee or individual director. Stockholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

Management — Business History of Named Executive Officers

For information as to the business history of our Chief Executive Officer, Mr. Cao, and our Chief Operating Officer, Mr. Zhikang Huang, see the section “Proposal 1: Election of Directors” elsewhere in this Proxy Statement. For information as to the business history of our Acting Chief Financial Officer, Ms. Tuo Pan, please see the following paragraph.

Tuo Pan
Acting Chief Financial Officer
Age — 35

Our Acting Chief Financial Officer, Ms. Pan, is a seasoned Certified Public Accountant licensed in Australia. Since 2008, Ms. Pan has overseen the finance and accounting functions of Sino-Global Shipping Australia Pty Ltd. Ms. Pan received her bachelor’s degree in Accounting and Finance and a master’s degree in Advance Accounting from the Curtin University of Technology in Western Australia. From August 2007 to July 2008, Ms. Pan worked as an auditor and project manager of Baker Tilly China Ltd., and participated in various projects from e-Future Information Technology Inc., TMC Education Corporation Ltd, China Ministry of Commerce, among others.

Employment Agreements With The Company’s Named Executive Officers

Sino-Global has employment agreements with each of Mr. Lei Cao, Ms. Tuo Pan and Mr. Zhikang Huang. These employment agreements provide for five-year terms that extend automatically in the absence of termination provided at least 60 days prior to the anniversary date of the agreement. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to provide at least 30 days’ prior notice. In such case during the initial term of the agreement, we would need to pay such executive (i) the remaining salary through December 31, 2023, (ii) two times of the then applicable annual salary if there has been no Change in Control, as defined in the employment agreements or three-and-half times of the then applicable annual salary if there is a Change in Control.

We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table

The following table shows the annual compensation paid by us to Mr. Lei Cao, our Principal Executive Officer, Ms. Tuo Pan, our Acting Chief Financial Officer, and Mr. Zhikang Huang, our Chief Operating Officer, for the years ended June 30, 2020 and 2019. No other officer had total compensation during either of the previous two years of more than $100,000.

Summary Compensation Table

					Securities-
					based	All other
Name	Year	Salary		Bonus	Compensation	Compensation	Total
Lei Cao,	2020	$135,000		-	$-	-	$135,000
Principal Executive Officer	2019	$180,000	(1)	-	$308,000	-	$488,000

Tuo Pan,	2020	$45,000		-	$-	-	$45,000
Acting Chief Financial Officer	2019	$60,000	(2)	-	$107,800	-	$167,800

Zhikang Huang,	2020	$75,000		-	$-	-	$75,000
Chief Operating Officer	2019	$100,000	(3)	-	$138,600	-	$238,600

(1)	According to the Employment Agreement dated January 1, 2019, Mr. Cao’s annual salary shall be $260,000, effective January 1, 2019. The executive reserves his right for the remaining unpaid salary of (a) $40,000 from January 1, 2019 to June 30, 2019 and (b) $125,000 for fiscal year 2020 under such agreement. Such unpaid amount accrues without interest and will be paid at such time as the Company has sufficient funds.

(2)	According to the Employment Agreement dated January 1, 2019, Ms. Pan’s annual salary shall be $100,000, effective January 1, 2019. The executive reserves her right for the remaining unpaid salary of (a) $20,000 from January 1, 2019 to June 30, 2019 and (b) $55,000 for fiscal year 2020 under such agreement. Such unpaid amount accrues without interest and will be paid at such time as the Company has sufficient funds.

(3)	According to the Employment Agreement dated January 1, 2019, Mr. Huang’s annual salary shall be $150,000, effective January 1, 2019. The executive reserves his right for the remaining unpaid salary of (a) $25,000 from January 1, 2019 to June 30, 2019 and (b) $75,000 for fiscal year 2020 under such agreement. Such unpaid amount accrues without interest and will be paid at such time as the Company has sufficient funds.

Director Compensation for the year ended June 30, 2020(1)

Name	Fees earned or paid in cash ($)(2)	Stock awards ($)	Option awards ($)(3)	All other compensation ($)	Total ($)
Tieliang Liu	20,000	0	0	0	20,000
Jing Wang	20,000	0	0	0	20,000
Jianming Li(4)	10,000	0	0	0	10,000
Junfeng Xu(5)	10,000	0	0	0	10,000

(1)	This table does not include Mr. Lei Cao, our Chief Executive Officer, and Mr. Zhikang Huang, our Chief Operating Officer, because although they are directors and named executive officers, their compensations are fully reflected in the Summary Compensation Table.

(2)	The directors in this table earned the fees, but we have not paid them yet.

(3)	We granted options to purchase 10,000 shares of our common stock to Mr. Jing Wang on May 20, 2008. We granted options to purchase 10,000 shares of our common stock to Mr. Tieliang Liu on January 31, 2013. No value is reflected for the awards in this table because the grant date fair value of all grants was reflected in the year of the applicable grant.

(4)	Mr. Li was replaced from the Board on December 27, 2019.

(5)	Mr. Xu was appointed to be our director on February 26, 2020.

The below table reflects, as of June 30, 2020, the number of shares of common stock authorized by our stockholders to be issued (directly or by way of issuance of securities exercisable for or convertible into) as incentive compensation to our officers, directors, employees and consultants.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans under the 2008 Incentive Plan approved by security holders	2,000	$10.05	47,781	(1)

Equity compensation plans under the 2014 Incentive Plan approved by security holders	15,000	$5.50	1,244,000	(1)

Equity compensation plans not approved by security holders	-	-	-

(1)	Pursuant to our 2008 Incentive Plan, we are authorized to issue options to purchase 60,581 shares of our common stock. The 2,000 outstanding options disclosed in the above table are taken from the 2008 Incentive Plan. Pursuant to our 2014 Incentive Plan, we are authorized to issue, in the aggregate, 2,000,000 shares of common stock or other securities convertible or exercisable for common stock. We have granted options to purchase an aggregate of 30,000 shares of common stock under the 2014 Incentive Plan in July 2016, among which, options to purchase 15,000 shares of common stock have been exercised. In addition, we have issued, in the aggregate, 120,000 shares of common stock to consultants to our Company in 2014, 132,000 shares of common stock to our officers and directors in 2016, 132,000 shares of common stock to our officers and directors in 2018, 26,000 to three employees in 2017 and 316,000 shares of common stock to employees in 2018 under the 2014 Incentive Plan. Accordingly, we may issue options to purchase 47,781 shares under the 2008 Incentive Plan, and we may issue 1,244,000 shares of common stock or other securities convertible or exercisable for common stock under the 2014 Incentive Plan.

Outstanding Equity Awards of Named Executive Officers at Fiscal Year-End

Option Awards (1)

Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)
Lei Cao,
Principal Executive Officer	—	—	—	—	—

Tuo Pan,
Acting Chief Financial Officer	—	—	—	—	—

Zhikang Huang,
Chief Operating Officer	—	—	—	—	—

(1)	Our Company has made stock awards to executive officers. The details are laid out under the beneficial ownership table herein. We have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).

Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

/s/ Tieliang Liu, Chairman of the Audit Committee

/s/ Jing Wang, Member of the Audit Committee

/s/ Junfeng Xu, Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Who served on the Audit Committee of the Board of Directors?

The members of the Audit Committee as of June 30, 2020 were Junfeng Xu, Tieliang Liu and Jing Wang. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Liu, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.com under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal year 2020, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers those required communication and audit report prepared by the independent registered public accounting firm about the Company’s SEC filings, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the consolidated financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s consolidated financial statements. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the Company’s independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal year 2020?

The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management; and discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required to be provided to Audit Committees for fiscal year 2020, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

The Audit Committee has received from Audit Alliance LLP the written disclosures and the letter required to be provided to Audit Committees for fiscal year 2021, and the Audit Committee has discussed with Audit Alliance LLP its independence. The Audit Committee has concluded that Audit Alliance LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal year 2020?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal year 2020.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal year 2020?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2020 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

During fiscal years of 2020 and 2019, Friedman LLP LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements included in periodic reports were $254,000 and $232,000, respectively.

Audit-Related Fees

None.

Tax Fees

Tax fees related to tax return preparation amounted to $24,779 and $29,925 during fiscal years of 2020 and 2019, respectively.

All Other Fees

None.

Audit Committee Pre-Approval Policies

Before Audit Alliance LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Audit Alliance LLP have been so approved.

Beneficial Ownership of Common stock

This table below reflects the ownership of our common stock by officers, directors and holders of more than five percent of our common stock as of January 13, 2021. Each shareholder’s percentage ownership is based on 5,998,788 shares issued and outstanding as of January 13, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are exercisable or exercisable within 60 days of the date of this proxy are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder.

Name and Address	Title of Class	Amount of Beneficial Ownership (1)	Percentage Ownership (2)
Named Executive Officers and Directors (3)
Mr. Lei Cao (4)	Common	421,008	7.0%
Ms. Tuo Pan	Common	39,000	* %
Mr. Zhikang Huang	Common	88,000	1.5%
Mr. Jing Wang (5)	Common	26,000	*
Mr. Tieliang Liu (6)	Common	26,000	*
Mr. Yafei Li	Common	23,800	*
Mr. Jianming Li	Common	-	-
Total Officers and Directors (7 individuals)	Common	623,808	10.3%

Other Five Percent Stockholders
Intracoastal Capital LLC (7)	Common	320,066	5.2%
Lind Global Macro Fund, LP (8)	Common	455,000	7.3%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of the Determination Date, whether through the exercise of options, warrants or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)	The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of the Determination Date are considered outstanding and beneficially owned by the person or group holding such options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 5,998,788 shares (which represents the number of shares of our common stock that were outstanding as of the Determination Date) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of the Determination Date as indicated in the footnotes below.

(3)	The address for each of our directors and named executive officers is c/o Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Roslyn, New York 11576-1514.

(4)	Mr. Cao has received options to purchase 36,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they have fully vested.

(5)	Mr. Wang has received options to purchase 10,000 shares of the Company’s common stock, all of which underlying shares are reflected in this table because they have fully vested.

(6)	Mr. Liu has received options to purchase 10,000 shares of the Company’s common stock, 8,000 of which have fully vested.

(7)

Based on the Schedule 13G filed on December 17, 2020, each of Mr. Mitchell P. Kopin (“Mr. Kopin”), Mr. Daniel B. Asher (“Mr. Asher”) and Intracoastal Capital LLC (“Intracoastal”) may have been deemed to have shared power to vote or to direct the vote with respect to 320,066 shares of Common stock.

According to the Schedule 13G filed on December 17, 2020, each of Mr. Kopin, Mr. Asher and Intracoastal may have been deemed to have beneficial ownership of 320,066 shares of Common stock which consisted of (i) 125,066 shares of Common stock held by Intracoastal, and (ii) 195,000 shares of Common stock issuable upon exercise of a warrant issued to Intracoastal at the closing of the transaction contemplated by the Purchase Agreement (“Intracoastal Warrant 1”), and all such shares of Common stock represented beneficial ownership of approximately 5.2% of the Common stock, based on (1) 5,998,788 shares of Common stock outstanding as of the Determination Date, and (2) 195,000 shares of Common stock issuable upon exercise of Intracoastal Warrant 1. The foregoing excludes 30,000 shares of Common stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 2”) because Intracoastal Warrant 2 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 2 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common stock. Without such blocker provision, each of Mr. Kopin, Mr. Asher and Intracoastal may have been deemed to have beneficial ownership of 350,066 shares of Common stock. The principal business office of Intracoastal is 245 Palm Trail, Delray Beach, FL 33483.

(8)

According to the Schedule 13G filed on December 16, 2020, (i) Lind Global Partners LLC, the general partner of Lind Global Macro Fund, LP, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Macro Fund, LP., and (ii) Jeff Easton, the managing member of Lind Global Partners LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Macro Fund, LP.

Based on the Schedule 13G filed on December 16, 2020, each of Mr. Jeff Easton, Lind Global Macro Fund, LP and Lind Global Partners LLC may have been deemed to have beneficial ownership of 455,000 shares of Common stock which consisted of (a) 260,000 common shares and (b) 195,000 shares of Common stock issuable upon exercise of a warrant. The warrant includes a provision limiting the holder’s ability to exercise the warrant is such exercise would cause the holder to beneficially own greater than 9.99% of the Company. The address of the principal business office for Lind Global Macro Fund, LP is 444 Madison Ave, Floor 41, New York, NY 10022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2020 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended June 30, 2020, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that, due to administrative error, the following form was filed late:

●	Ms. Pan Tuo filed a Form 4 on July 7, 2020 to report transactions that occurred on June 30, 2020.

Availability of Form 10-K and Annual Report to Stockholders

Rules promulgated by the SEC require us to provide an Annual Report to Stockholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (without exhibits or documents incorporated by reference), are available without charge to stockholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514, by calling (718) 888-1814 or via the Internet at www.sino-global.com.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by October 27, 2021. All written proposals should be submitted to: Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our stockholders.